UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 18, 2011

CHANTICLEER HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
________________

Delaware	000-29507	20-2932652
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

11220  Elm Lane, Suite 103, Charlotte, NC  28277
(Address of principal executive office) (zip code)

___________________________________________
(Former address of principal executive offices) (zip code)

(704) 366-5122
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders

On March 18, 2011, Chanticleer Holdings, Inc. (the “Company”) held its 2011 Special Meeting of Shareholders (the “Special Meeting”).  At the Special Meeting, the Company’s shareholders approved a 2 for 1 forward split of the Company’s common stock, as follows:

Total Shares Present	Shares For	Shares Against	Abstain	Broker Non-Votes

1,031,599	760,162	1,300	50	0

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 18, 2011, the Company filed a Certificate of Amendment to its Certificate of Incorporation with the Delaware Secretary of State.  A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1.

ITEM 9.01	Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation, filed March 18, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chanticleer Holdings, Inc.

By:	/s/ Michael D. Pruitt
Name:	Michael Pruitt
Title:	Chief Executive Officer
Dated:	March 18, 2011